EXHIBIT 32.2

                               CERTIFICATION

   In connection with quarterly report of BPC Holding Corporation and Berry Plastics Corporation (the "Registrants") on Form 10-Q for the quarter ended June 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James M. Kratochvil, the Executive Vice-President, Chief Financial Officer, Treasurer and Secretary of the Registrants, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.


Date: October 22, 2003                     /s/ James M. Kratochvil

                                           ---------------------------
                                           James M. Kratochvil
                                           Executive Vice-President, Chief
                                           Financial Officer, Treasurer and
                                           Secretary